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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                    GROWTH OPPORTUNITY FUND
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                                               Security Purchased           Comparison Security       Comparison Security
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Issuer                                   AMN HEALTHCARE SERVICES, INC.      CROSS COUNTRY, INC.           EXULT, INC.
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
Underwriters                          BofA, JP Morgan, UBS, Suntrust      Merrill, Salomon,      Merrill, Goldman, Salomon,
                                      Capital Markets, Wells Fargo, CIBC  BofA, CIBC World       BofA, Bear Stearns, Lazard
                                      World Markets, CS First Boston,     Markets, Suntrust      Freres, Robertson Stephens,
                                      Deutsche Bank, First Southwest,     Capital Markets        US Bancorp Piper Jaffray,
                                      Lehman Brothers, Merrill, Salomon                          Robert W. Baird & Co.,
                                                                                                 Jolston Merchant Partners,
                                                                                                 Nueberger Berman, Roth
                                                                                                 Capital Partners, CE
                                                                                                 Unterberg Towbin, Utendahl
                                                                                                 Capital Partners
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Years of continuous operation,                                    >3 Years               >3 Years                      >3 Years
including predecessors
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Security                                                      Common Stock           Common Stock                  Common Stock
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Is the affiliate a manager or                                           No                    n/a                           n/a
co-manager of offering?
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Name of underwriter or dealer from                         Bank of America                    n/a                           n/a
which purchased
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Firm commitment underwriting?                                          Yes                    Yes                           Yes
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Trade date/Date of Offering                                      5/17/2002              3/26/2002                      8/1/2001
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Total dollar amount of offering sold   $                    310,000,000.00         $  240,750,000          $        160,080,000
to QIBs
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Total dollar amount of any concurrent                                  n/a                    n/a                           n/a
public offering
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Total                                  $                       310,000,000         $  240,750,000          $        160,080,000
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Public offering price                  $                             31.00         $        26.75          $              13.34
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Price paid if other than public                                       same                    n/a                           n/a
offering price
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First Day Close                                            $33.00 (+6.45%)                    n/a                           n/a
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Unrealized gain/loss at 6/30/02                            $2,807 (12.93%)                    n/a                           n/a
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Underwriting spread or commission                           $1.519 (4.90%)          $1.34 (5.01%)                  $0.68 (5.1%)
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Shares purchased                                                      700                     n/a                           n/a
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Amount of purchase                     $                        21,700.00                     n/a                           n/a
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% of offering purchased by fund                                    0.0070%                    n/a                           n/a
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% of offering purchased by associated                                1.44%                    n/a                           n/a
funds
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Total (must be less than 25%)                                        1.45%                    n/a                           n/a
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
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                  Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                              DeAM
                                                    GROWTH OPPORTUNITY FUND
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                                          Security Purchased                Comparison Security           Comparison Security
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Issuer                                    AEROPOSTALE, INC.                    DELIA*S CORP.                  COACH, INC.
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Underwriters                   Bear Stearns, Merrill, BofA, US Bancorp   US Bancorp Piper Jaffray,   Goldman Sachs, Morgan
                               Piper Jaffray, First Union, CIBC World    Lazard Freres & Co.         Stanley, Prudential, MR Beal
                               Markets, CS First Boston, Jeffries &                                  & Co., Bear Stearns, William
                               Co., Lazard Freres & Co., JP Morgan,                                  Blair & Co., Ramirez & Co.,
                               Prudential, RBC Dain Rauscher, UBS,                                   Salomon, Wachovia, The
                               Thomas Weisel Partners, Investec PMG                                  Williams Capital Group
                               Capital, Buckingham Research Group,
                               C.T. Unterberg, Towbin, Chatsworth,
                               Friedman, Billings, Ramsey & Co.,
                               Gerard Klauer Mattison & Co., Ladenburg
                               Thalmann & Co., Neuberger & Berman,
                               Suntrust Capital Markets, Wedbush
                               Morgan, William Blair & Company
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Years of continuous operation,                                   >3 Years                  >3 Years                     >3 Years
including predecessors
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Security                                                     Common Stock              Common Stock                 Common Stock
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Is the affiliate a manager or                                          No                       n/a                          n/a
co-manager of offering?
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Name of underwriter or dealer                    US Bancorp Piper Jaffray                       n/a                          n/a
from which purchased
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Firm commitment underwriting?                                         Yes                       Yes                          Yes
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Trade date/Date of Offering                                     5/15/2002                 6/15/2001                   10/11/2000
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Total dollar amount of offering   $                        255,000,000.00         $   27,500,000.00            $  118,050,000.00
sold to QIBs
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Total dollar amount of any                                            n/a                       n/a                          n/a
concurrent public offering
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Total                             $                           255,000,000         $      27,500,000            $     118,050,000

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Public offering price             $                                 18.00         $            5.50            $           16.00
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Price paid if other than public                                      same                       n/a                          n/a
offering price
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First Day Close                                          $27.75 (+54.17%)                       n/a                          n/a
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Realized gain/loss on sale of                             $1,967 (54.63%)                       n/a                          n/a
security
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Underwriting spread or commission                           $1.26 (7.00%)             $0.33 (6.00%)                $1.12 (7.00%)
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Shares purchased                                                     200                        n/a                          n/a
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Amount of purchase                $                             3,600.00                        n/a                          n/a
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% of offering purchased by fund                                   0.0014%                       n/a                          n/a
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% of offering purchased by                                          1.21%                       n/a                          n/a
associated funds
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Total (must be less than 25%)                                       1.21%                       n/a                          n/a
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